UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2008

ACES WIRED, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-96589	88-0514502
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

12225 Greenville Avenue, Suite 861 Dallas, Texas	75243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 261-1963

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2008, Aces Wired, Inc. (the Company) received notice from James J. Woodcock of his decision to resign as a director of the Company, effective immediately. There were no disagreements between Mr. Woodcock and the Company that led to his resignation. A copy of Mr. Woodcock's resignation letter is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The Company’s board of directors presently consists of five members, three of whom are independent directors. However, with the resignation of Mr. Woodcock, the Company currently does not have an audit committee; and it is seeking replacements for Mr. Woodcock as well as David E. Danovitch, the sole other member of the audit committee, who resigned on May 17, 2008.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Resignation Letter of James J. Woodcock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2008

ACES WIRED, INC.

By:	/s/ Kenneth R. Griffith
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Resignation Letter of James J. Woodcock